SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

                         AMENDMENT NO. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - March 15, 1996

                 NORTH FORK BANCORPORATION, INC.
      (Exact name of Registrant as specified in its charter)

      Delaware               1-10458             36-3154608
  (State or other          (Commission         (IRS Employer
    jurisdiction           File Number)     Identification No.)
  of incorporation)

     275 Broad Hollow Road                              11747
      Melville, New York                              (Zip Code)
     (Address of principal executive offices)

Registrant's telephone number, including area code: (516) 844-1004


The Registrant hereby amends and restates Item 7, Financial
Statements, Pro Forma Financial Information and Exhibits of its
Current Report on Form 8-K dated March 15, 1996 in its entirety as set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          EXTEBANK DOMESTIC COMMERCIAL BANKING BUSINESS

          The audited financial statements of Extebank as of, and for the years ended, December 31, 1995 and 1994 are submitted herewith as Exhibit 99 and are incorporated herein by reference.

          LONG ISLAND BRANCHES OF FIRST NATIONWIDE

          The Assets and liabilities of First Nationwide assumed by North Fork Bank do not constitute a "business" which has continuity for which historical financial statements would be relevant. Consequently, such historical financial statements are not required and have not been provided herein.

          (b)  Pro Forma Financial Information.

          The following pro forma financial information is being filed under cover of this amendment to the Current Report: Pro forma financial information with respect to the Registrant giving effect to the purchase of Extebank and the purchase of assets and assumption of liabilities of the ten (10) Long Island banking branches of First Nationwide, as required pursuant to Article 11 of Regulation S-X. The pro forma financial information presented includes available Guide 3 disclosure for the deposits acquired.

       UNAUDITED CONDENSED PRO FORMA FINANCIAL INFORMATION

The following pro forma condensed financial information has been prepared giving effect to: (i) the purchase of the domestic commercial banking business of Extebank. A description of the Extebank transaction, which was consummated on March 15, 1996, is set forth in Item 2(A) to the Form 8-K Current Report, dated as of March 15, 1996; and (ii) the purchase of assets and assumption of liabilities in connection with the acquisition of the ten (10) Long Island banking branches of First Nationwide. A description of the First Nationwide transaction, which was consummated on March 23, 1996, is set forth in Item 2(B) to the Form 8-K Current Report, dated as of March 15, 1996.

The following pro forma condensed financial information is required pursuant to Article 11 of Regulation S-X and has been prepared as if these transactions had taken place on January 1, 1995 for the unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 1995 and on January 1, 1996 for the unaudited pro forma combined condensed consolidated statement of operations for the quarter ended March 31, 1996.

The pro forma condensed financial information set forth in tabular form for North Fork Bancorporation, Inc. and subsidiaries (the "Company") includes the historical amounts reflected in the financial statements for the date or period indicated, purchase accounting adjustments to such amounts reflecting those adjust-ments made by the Company which arose from the transactions and the application of such adjustments as if the transactions had occurred as of the dates referenced above, together with the resulting pro form amounts. This pro forma condensed financial information is prepared based upon the assumptions set forth in the notes thereto. The pro forma condensed financial information also includes the historical amounts reflected in the financial statements of Extebank for the date or period indicated, the elimination of its international operations during 1995, and the relevant purchase accounting adjustments.

The pro forma condensed financial information is not intended to be indicative of the results of operations or the financial condition which would have been attained had the acquisition been consummated at either of the foregoing dates or which may be attained in the future. The estimates and assumptions used by management are subject to change in the future as additional information becomes available or previously existing circumstanc-es are modified. Actual results could differ from those esti-mates. In addition, numerous factors, including factors outside the Company's control such as the general level of interest rates and regional economic conditions may significantly affect the actual results of the Company. These statements should be read in conjunction with the Company's 1995 Annual Report on Form 10-K and the Company's Form 10-Q for the period ended March 31, 1996, which are incorporated herein by reference.

                NORTH FORK BANCORPORATION, INC. AND SUBSIDIARIES
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                (UNAUDITED)

                                  Historical                  Pro Forma    Pro Forma    Pro Forma     Combined
    (dollars in thousands,        North Fork     Historical   Extebank    Adjustments   Adjustments   Pro Forma
    except per share amounts)    Bancorporation, Extebank       Int'l       Extebank     First         Results
                                    Inc.                      Operations                Nationwide
                                  ______________________________________________________________________________
    Interest Income . . . . . .  $226,398        $58,421      ($26,799)    ($3,135)      $33,963       $288,848
    Interest Expense  . . . . .    85,162         30,479       (20,385)          -        25,169        120,425
                                 _______________________________________________________________________________
       Net Interest Income  . .   141,236         27,942        (6,414)     (3,135)        8,794        168,423
                                 _______________________________________________________________________________
    Provision For Loan Losses. .    9,000          3,040             -           -             -         12,040
       Net Interest Income After  ______________________________________________________________________________
       Provision for Loan
       Losses . . . . . . . .     132,236         24,902        (6,414)     (3,135)        8,794        156,383
                                  ______________________________________________________________________________
    Non-Interest Income
       Fees & Service Charges on
         Deposit Accounts . . .    10,840          1,451           (35)          -         2,481         14,737
       Other Operating Income .    10,102          2,867          (952)          -         1,154         13,171
       Net Security Gains . . .     6,379          1,130             -           -             -          7,509
                                  ______________________________________________________________________________
         Total Non-Interest Income 27,321          5,448          (987)          -         3,635         35,417
                                  ______________________________________________________________________________
    Non-Interest Expense
       Compensation & Employee
         Benefits . . . . . . .    34,633         10,463        (1,376)          -         2,368         46,088
       Occupancy & Equipment  .    11,458          4,718          (586)          -         1,399         16,989
       Amortization of Intangibles. 1,667              -             -       1,543         3,080          6,290
       Other Operating Expense. .  21,085         11,001        (2,180)          -           859         30,765
                                  ______________________________________________________________________________
         Total Non-Interest
           Expense. . . . . .      68,843         26,182        (4,142)      1,543         7,706        100,132
                                  ______________________________________________________________________________

       Income Before Income
         Taxes. . . . . . . .      90,714          4,168        (3,259)     (4,678)        4,723         91,668
       Provision for Income
         Taxes. . . . . . . .      38,479          1,587        (1,382)     (1,329)        2,003         39,358
                                  ______________________________________________________________________________
         Net Income . . . . . .   $52,235         $2,581       ($1,877)    ($3,349)       $2,720        $52,310
                                  ==============================================================================

         Earnings Per Share . .     $2.13                                                                 $2.13

    See accompanying notes to the unaudited pro forma condensed financial statements.



               NORTH FORK BANCORPORATION, INC. AND SUBSIDIARIES
       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                (UNAUDITED)

                                 Historical                   Pro Forma    Pro Forma    Combined
    (dollars in thousands        North Fork      Historical  Adjustments   Adjustments  Pro Forma
    except per share amounts)   Bancorporation     Extebank    Extebank       First      Results
                                   Inc.                                    Nationwide
    Interest Income . . . . .     $65,781         $5,666       ($707)       $8,641      $79,381
    Interest Expense . . . .       27,044          1,964           -         6,258       35,266
                                  _____________________________________________________________
      Net Interest Income. . .     38,737          3,702        (707)        2,383       44,115
                                  _____________________________________________________________
    Provision For Loan Losses. .    1,500            221           -             -        1,721
      Net Interest Income After   _____________________________________________________________
        Provision for Loan
        Losses  . . . . . . . .    37,237          3,481        (707)        2,383       42,394
                                  _____________________________________________________________
    Non-Interest Income
      Fees & Service Charges on
        Deposit Accounts . . . .    2,983            401           -           620        4,004
      Other Operating Income . . .  2,817            209           -           288        3,314
      Net Security Gains  . . . .     991              -           -             -          991
                                  _____________________________________________________________
        Total Non-Interest
          Income . . . . . . .      6,791            610           -           908        8,309
                                  _____________________________________________________________
    Non-Interest Expense
      Compensation & Employee
        Benefits  . . . . . . .     9,661          2,189           -           592       12,442
    Occupancy & Equipment  . . .    3,218            863           -           350        4,431
    Amortization of Intangibles. .    468              -         386           774        1,628
    Other Operating Expense  . .    5,406          1,526           -           215        7,147
                                  ______________________________________________________________
      Total Non-Interest Expense.  18,753          4,578         386         1,931       25,648
                                  ______________________________________________________________
    Income Before Income Taxes .   25,275           (487)     (1,091)        1,360       25,055
    Provision for Income Taxes .   10,850           (508)       (303)          584       10,623
                                  ______________________________________________________________
      Net Income . . . . . . . .  $14,425            $21       ($790)         $776      $14,432
                                  ==============================================================
    Earnings Per Share . .          $0.58                                                 $0.58

See accompanying notes to the unaudited pro forma condensed financial statements.


         NORTH FORK BANCORPORATION, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS

1)  ASSUMPTIONS FOR PRO FORMA INFORMATION

The Pro Forma Combined Condensed Consolidated Statements of Operations of North Fork Bancorporation, Inc. and Subsidiaries (the "Company") at December 31, 1995 and March 31, 1996 have been prepared as if the acquisition of the domestic commercial banking business of Extebank ("Extebank") and the acquisition of the ten (10) Long
Island banking branches of First Nationwide Bank, a Federal
Savings Bank ("First Nationwide") had been consummated at January
1, 1995 and January 1, 1996, respectively. Although separate financial data had historically been prepared for Extebank, such financial information also included certain international opera-tions. Accordingly, since only the domestic commercial banking business was acquired by North Fork Bank, certain estimates and assumptions have been utilized in determining the pro forma adjustments applied to the historical results of the operations of Extebank. The First Nationwide branch acquisition, which consisted principally of cash and customer deposit liabilities, did not constitute a distinct business entity for which separate financial data had historically been prepared. Therefore, subjective estimates have been utilized in determining the pro forma adjustments applied to the historical audited results of the operations of the Company.

A)  EXTEBANK COMMERCIAL DOMESTIC BANKING BUSINESS
Specific assumptions utilized: 1) Extebank's historical state-ments of operations for the period ended December 31, 1995 included certain international operations of Extebank. The historical statement of operations for Extebank were adjusted to reflect the elimination of the international operations; 2) Interest earning assets have been reduced by the transaction purchase price and additional costs incurred in connection with the consummation of the transaction. These cash outlays are assumed to have been incurred as of the beginning of the respective pro forma periods at the Company's average Federal Funds sold rate in effect during each of the period presented (5.90% and 5.32% for the periods ended December 31, 1995 and March 31, 1996, respectively); 3) the intangible assets associated with this transaction are currently being amortized for financial reporting purposes on a straight line basis over fifteen years; and 4) income taxes have been provided using the Company's effective tax rate. The pro forma adjustments do not reflect any possible cost savings to be derived from the elimination of redundant operations.

B)  LONG ISLAND BRANCHES OF FIRST NATIONWIDE BANK
Specific assumptions utilized: 1) the assets acquired, princi-pally cash, are assumed to be invested in certain investment securities at the beginning of each period using the average rates in effect during such periods (6.42% and 6.57% for the periods ending December 31, 1995 and March 31, 1996, respective-
ly); 2) the actual interest bearing deposit liabilities assumed are assumed to have been acquired at the beginning of each period using consummation date fair values and are reflected during the periods using the average rates in effect at the consummation date (weighted average cost of funds of 4.40%); 3) non-interest income and non-interest expense amounts are based upon an extrap-olation of one month's actual operating results subsequent to consummation; 4) the intangible assets associated with this transaction are currently being amortized over periods not exceeding fifteen years for both financial reporting and tax purposes; and 5) income taxes have been provided using the Company's effective tax rate for the pro forma periods. The pro forma adjustments do not reflect any possible cost savings from branch operating efficiencies which may be affected in the future.

The historical cost basis of the assets acquired and liabilities assumed in the aforementioned transactions approximates the estimated fair market values thereof.

Weighted average number of common and common stock equivalents utilized for the calculation of pro forma earnings per share was 24,553,587 million and 25,091,259 million, which represented the Company's actual weighted average number of common and common stock equivalents for the year ended December 31, 1995 and for the three months ended March 31, 1996, respectively.

2.  Deposits
Deposit balances assumed as of March 23, 1996 from the acquisition of the First Nationwide branches are summarized as follows:

                                             Percentage    Weighted
                                              of Total     Average
(dollars in thousands)              Balance   Deposits       Rate
N.O.W. and Checking Accounts  .     $65,152     11.39%      0.71%
Savings Accounts  . . . . . . .      45,817      8.01%      2.25%
Money Market Accounts . . . . .     112,992     19.75%      3.23%
Certificate of Deposit Accounts     348,051     60.85%      5.75%
                                   _______________________________
   Total  . . . . . . . . . . .    $572,012    100.00%      4.40%
                                   ===============================

The remaining term of certificate of deposit accounts at March 23, 1996 are summarized as follows:

                                                           Percentage of
    (dollars in thousands)                     Amount          Total
    Due within six months . . . . . . . .      $119,283       34.27%
    Due within six to twelve months . . .       161,326       46.36%
    Due within one to two years . . . . .        29,634        8.51%
    Due within two to five years  . . . .        37,734       10.84%
    Due beyond five years . . . . . . . .            74        0.02%
                                               __________________________
    Total . . . . . . . . . . . . . . . .      $348,051      100.00%
                                               ==========================

    (c)  Exhibits

    Exhibit            Description                Method of Filing
    Number

    2.1      Stock Purchase Agreement, dated    Previously filed on Form
             as of September 19, 1995, among    10-K for the year ended
             North Fork Bank and Banco Exte-    December 31, 1995 dated
             rior de Espana, S.A.               March 26, 1996, as Exhib-
                                                it 2.1 and incorporated
                                                herein by reference.

    2.2      Asset Purchase and Sale Agree-     Previously filed on Form
             ment dated as of September 28,     10-K for the year ended
             1995, among North Fork Bank and    December 31, 1995 dated
             First Nationwide Bank              March 26, 1996, as exhib-
                                                it 2.2 and incorporated
                                                herein by reference.

    23       Consent of Arthur Andersen LLP     Attached hereto

    99       Audited Financial Statements of    Attached hereto
             Extebank as of, and for the
             years ended, December 31, 1995
             and 1994.



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 31, 1996

                              NORTH FORK BANCORPORATION, INC.

                              By:  /s/ Daniel M. Healy
                                   ______________________________
                                   Daniel M. Healy
                                   Executive Vice President and
                                   Chief Financial Officer